SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest event reported): September 30, 2005
BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366
State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive
San Mateo, California	94404
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code: (650) 312-7452

(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
(c) Exhibit
Exhibit 99.1 Monthly Servicing Report for the Collection Period ending August 31, 2005
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Transaction Corporation by the undersigned thereunto duly authorized.

BY:	BAY VIEW 2003-LJ-1 OWNER TRUST BAY VIEW TRANSACTION CORPORATION ORIGINATOR OF TRUST

Dated: September 30, 2005	By:	/s/ Kevin Rieke
Kevin Rieke
Director of Finance